UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2019
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WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-32209	47-0937650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
	8735 Henderson Road, Renaissance One Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 290-6200
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	WCG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 11, 2019, the compensation committee (the “Committee”) of the board of directors of WellCare Health Plans, Inc. (the “Company”) considered the potential adverse tax consequences to the Company and to certain of the executive officers of the Company, including Messrs. Kenneth Burdick and Michael Polen, and Mses. Kelly Munson and Anat Hakim (collectively, the “Impacted Officers”), under Sections 280G and 4999 of the U.S. Internal Revenue Code, as amended, resulting from the treatment of potential payments that may be made to each of the Impacted Officers in connection with the pending merger of the Company with and into a wholly-owned subsidiary of Centene Corporation (“Centene”). In order to mitigate these potential adverse tax consequences, the Committee has elected to accelerate payment to the Impacted Officers of the non-equity incentive cash award earned by each of the Impacted Officers in respect of the Company’s 2019 fiscal year that would have otherwise become payable in 2020 into December 2019, and to accelerate vesting of certain amounts of previously granted time-based restricted stock unit awards and performance-based restricted stock unit awards, in each case, that would have otherwise vested or become payable in 2020 into December 2019, as follows: (a) for Mr. Burdick, certain restricted stock units and performance stock units that otherwise would have vested on March 1, 2020; (b) for each of Ms. Munson and Mr. Polen, restricted stock units that otherwise would have vested on March 1, 2020; and (c) for Ms. Hakim, restricted stock units and performance stock units that otherwise would have vested on either March 1, 2020 or September 26, 2020.

Cautionary Statement on Forward-Looking Statements

All statements, other than statements of current or historical fact, contained in this communication are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). Such forward-looking statements are intended to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and this statement is included for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about the Company’s future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of Centene’s proposed acquisition of the Company (the “Transaction”), investments and the adequacy of the Company’s available cash resources.

These forward-looking statements reflect the Company’s current views with respect to future events and are based on numerous assumptions and assessments made by the Company in light of the Company’s experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors the Company believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause the Company or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.

All forward-looking statements included in this filing are based on information available to the Company on the date of this communication. Except as may be otherwise required by law, the Company undertakes no obligation to update or revise the forward-looking statements included in this communication, whether as a result of new information, future events or otherwise, after the date of this filing. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to, the following: (i) the risk that regulatory or other approvals required for the Transaction may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and the Company’s resources or otherwise have an adverse effect on the Company; (ii) the possibility that certain conditions to the consummation of the Transaction will not be satisfied or completed on a timely basis and accordingly the Transaction may not be consummated on a timely basis or at all; (iii) uncertainty as to the expected financial performance of the combined company following completion of the Transaction; (iv) the possibility that the expected synergies and value creation from the Transaction will not be realized, or will not be realized within the expected time period; (v) the exertion of management’s time and the Company’s resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for the Transaction; (vi) the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Transaction or that the integration of the Company will be more difficult or time consuming than expected; (vii) the risk that potential litigation in connection with the Transaction may affect the timing or occurrence of the Transaction or result in significant costs of defense, indemnification and liability; (viii) a downgrade of the credit rating of the Company’s indebtedness, which could give rise to an obligation to redeem existing indebtedness; (ix)

unexpected costs, charges or expenses resulting from the Transaction; (x) the inability to retain key personnel; (xi) disruption from the announcement, pendency and/or completion of the Transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and (xii) the risk that, following the Transaction, the combined company may not be able to effectively manage its expanded operations.

Additional factors that may cause actual results to differ materially from projections, estimates, or other forward-looking statements include, but are not limited to, the following: (i) the Company’s progress on top priorities such as integrating care management, advocating for the Company’s members, building advanced relationships with providers and government partners, ensuring a competitive cost position, and delivering prudent, profitable growth, (ii) the Company’s ability to effectively identify, estimate and manage growth, (iii) the ability to achieve accretion to the Company’s earnings, revenues or other benefits expected, (iv) disruption to business relationships, operating results, and business generally of the Company, (v) potential reductions in Medicaid and Medicare revenue, (vi) the Company’s ability to estimate and manage medical benefits expense effectively, including through its vendors, (vii) the Company’s ability to negotiate actuarially sound rates, especially in new programs with limited experience, (viii) the Company’s ability to improve healthcare quality and access, (ix) the appropriation and payment by state governments of Medicaid premiums receivable, (x) the outcome of any protests and litigation related to Medicaid awards, (xi) the approval of Medicaid contracts by the Centers for Medicare & Medicaid Services, (xii) any changes to the programs or contracts, (xiii) the Company’s ability to address operational challenges related to new business and (xiv) the Company’s ability to meet the requirements of readiness reviews.

This list of important factors is not intended to be exhaustive. the Company discusses certain of these matters more fully, as well as certain other factors that may affect its business operations, financial condition and results of operations, in its filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, the Company cannot give assurances with respect to its future performance, including without limitation its ability to maintain adequate premium levels or its ability to control its future medical and selling, general and administrative costs.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2019	WELLCARE HEALTH PLANS, INC. /s/ Anat Hakim
Anat Hakim
Executive Vice President, General Counsel and Secretary